BNY Mellon Global Real Return Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
July 31, 2026 (Unaudited)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 15.0%
Cayman Islands — .2%
Sable International Finance Ltd., Sr. Scd. Notes(b)	7.13	10/15/2032		2,184,000	2,159,544
France — .6%
Electricite de France SA, Jr. Sub. Notes(c)	3.38	6/15/2030	EUR	2,400,000	2,633,142
Opal Bidco SAS, Sr. Scd. Bonds	5.50	3/31/2032	EUR	2,101,000	2,483,375
					5,116,517
Germany — .6%
Birkenstock Group BV & Co. KG, Gtd. Bonds	4.50	6/15/2033	EUR	1,800,000	2,080,040
Dynamo Newco II GmbH, Sr. Scd. Bonds	6.25	10/15/2031	EUR	2,211,000	2,382,203
TK Elevator Midco GmbH, Sr. Scd. Bonds	4.38	7/15/2027	EUR	416,000	480,895
					4,943,138
Hungary — .2%
OTP Bank Nyrt, Sub. Notes	8.75	5/15/2033		1,458,000	1,524,259
Italy — .3%
Fibercop SpA, Sr. Scd. Bonds	5.38	4/15/2031	EUR	1,857,000	2,204,713
Japan — .1%
SoftBank Group Corp., Sr. Unscd. Bonds	6.38	4/22/2030	EUR	909,000	1,055,046
Jersey — .3%
Biffa Group Holdings Ltd., Sr. Scd. Bonds	5.25	6/15/2031	EUR	2,220,000	2,546,969
Luxembourg — .7%
CPI Property Group SA, Sr. Unscd. Notes	6.00	1/27/2032	EUR	2,190,000	2,435,352
Ion Platform Finance Sarl, Sr. Scd. Bonds	6.50	9/30/2030	EUR	2,190,000	2,159,090
Millicom International Cellular SA, Sr. Unscd. Notes	4.50	4/27/2031		1,543,000	1,418,421
					6,012,863
Mexico — .4%
Cemex SAB de CV, Sub. Notes(c)	7.20	6/10/2030		3,496,000	3,612,242
Multi-National — .3%
Borr IHC Ltd./Borr Finance LLC, Sr. Scd. Notes(b)	8.75	1/15/2032		2,570,000	2,516,544
Netherlands — 6.4%
Flora Food Management BV, Sr. Scd. Bonds	6.88	7/2/2029	EUR	1,671,000	1,861,265
Merrill Lynch BV, Bank Gtd. Notes, Ser. DMB1, (EFFR +0.001% at Maturity)(d)	3.63	2/2/2027		39,836,900	45,186,996
Stellantis NV, Sub. Notes(c)	6.25	3/16/2031	EUR	2,170,000	2,420,736
Telefonica Europe BV, Gtd. Notes(c)	5.75	1/15/2032	EUR	1,800,000	2,157,336
VZ Secured Financing BV, Sr. Scd. Bonds(b)	5.00	1/15/2032		2,797,000	2,296,807
					53,923,140
Spain — .3%
Banco Bilbao Vizcaya Argentaria SA, Jr. Sub. Notes(c)	7.75	1/14/2032		2,400,000	2,511,072
Switzerland — .4%
Credit Suisse Group AG, Jr. Sub. Notes(c)	5.25	8/11/2027		9,685,000	2,421,250
Credit Suisse Group AG, Jr. Sub. Notes(c)	7.25	3/12/2075		2,650,000	662,500
					3,083,750
United Kingdom — 2.6%
Azule Energy Finance PLC, Gtd. Notes	8.13	1/23/2030		1,813,000	1,841,597
British Telecommunications Ltd., Gtd. Notes	6.38	12/3/2055	GBP	1,296,000	1,750,386
Edge Finco PLC, Sr. Scd. Notes	8.13	8/15/2031	GBP	1,822,000	2,557,028
HSBC Holdings PLC, Jr. Sub. Notes(c)	4.75	7/4/2029	EUR	1,834,000	2,118,520
INEOS Finance PLC, Sr. Scd. Bonds	7.25	3/31/2031	EUR	2,200,000	2,384,380

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 15.0% (continued)
United Kingdom — 2.6% (continued)
Ithaca Energy North Sea PLC, Gtd. Bonds	5.50	10/1/2031	EUR	2,164,000	2,510,629
Lloyds Banking Group PLC, Jr. Sub. Notes(c)	7.50	6/27/2030	GBP	1,444,000	2,007,314
Nationwide Building Society, Jr. Sub. Bonds(c)	7.88	12/20/2031	GBP	1,600,000	2,241,880
Nationwide Building Society, Jr. Sub. Notes(c)	7.50	12/20/2030	GBP	1,600,000	2,223,798
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	5.63	4/15/2032	EUR	2,190,000	2,200,485
					21,836,017
United States — 1.6%
Canpack Group, Inc./CANPACK SA, Gtd. Bonds(b)	6.00	5/15/2031		2,560,000	2,547,797
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(b)	7.00	2/1/2033		2,570,000	2,465,466
Crescent Energy Finance LLC, Gtd. Notes(b)	7.38	1/15/2033		2,629,000	2,642,673
NextEra Energy Capital Holdings, Inc., Gtd. Bonds	4.50	5/15/2056	EUR	2,150,000	2,392,974
Venture Global LNG, Inc., Sr. Scd. Notes(b)	8.38	6/1/2031		2,574,000	2,662,309
Venture Global Plaquemines LNG LLC, Sr. Scd. Bonds(b)	6.13	12/15/2030		851,000	865,040
					13,576,259
Total Corporate Bonds and Notes (cost $128,062,614)					126,622,073

	Shares
Equity Securities - Common Stocks — 37.4%
Canada — .4%
Intact Financial Corp.	17,559	3,447,669
China — .6%
Contemporary Amperex Technology Co. Ltd., Cl. A	53,100	3,120,531
Tencent Holdings Ltd.	34,900	2,116,416
		5,236,947
France — 2.0%
BNP Paribas SA	43,777	5,549,829
Schneider Electric SE	14,349	4,816,932
TotalEnergies SE	67,956	6,035,929
		16,402,690
Germany — .6%
Deutsche Bank AG	144,267	5,302,852
Hong Kong — .5%
AIA Group Ltd.	444,400	4,500,372
Ireland — .6%
Jazz Pharmaceuticals PLC(e)	19,009	4,806,616
Japan — .7%
Mitsubishi Estate Co. Ltd.	248,900	6,023,513
Netherlands — .6%
ASML Holding NV	2,788	4,559,036
Spain — 1.8%
Industria de Diseno Textil SA	59,362	3,890,977
Naturgy Energy Group SA	103,835	3,467,493
Repsol SA	263,095	8,090,708
		15,449,178
Taiwan — .9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	18,650	7,539,263
United Kingdom — 4.4%
AstraZeneca PLC	26,082	4,451,357
BAE Systems PLC	173,598	4,907,939
Barclays PLC	704,772	4,851,639

Description	Shares	Value ($)
Equity Securities - Common Stocks — 37.4% (continued)
United Kingdom — 4.4% (continued)
Land Securities Group PLC	885,364	8,433,266
Rolls-Royce Holdings PLC	291,707	5,792,303
Shell PLC	195,382	9,018,827
		37,455,331
United States — 24.3%
Advanced Micro Devices, Inc.(e)	10,160	4,837,684
Alphabet, Inc., Cl. A	26,034	9,271,488
Amazon.com, Inc.(e)	35,300	9,586,774
AMETEK, Inc.	18,558	4,485,654
CF Industries Holdings, Inc.	16,971	2,124,600
CMS Energy Corp.	44,944	3,235,519
ConocoPhillips	34,100	4,108,368
Diamondback Energy, Inc.	37,833	7,678,207
ExxonMobil Holdings Corp.	86,269	13,409,653
Fifth Third Bancorp	93,654	5,291,451
Freeport-McMoRan, Inc.	63,732	3,991,535
GE Vernova, Inc.	4,042	4,002,752
Gilead Sciences, Inc.	32,181	4,190,288
Hubbell, Inc.	8,559	4,044,555
Ingersoll Rand, Inc.	60,979	5,084,429
Insmed, Inc.(e)	19,960	1,968,056
Johnson & Johnson	22,529	5,775,309
JPMorgan Chase & Co.	18,544	6,523,594
Marathon Petroleum Corp.	35,289	11,167,910
Marvell Technology, Inc.	17,510	3,284,176
Meta Platforms, Inc., Cl. A	7,936	4,418,051
Microsoft Corp.	14,317	6,653,396
NetApp, Inc.	18,197	3,248,165
NRG Energy, Inc.	20,527	2,756,571
Nutanix, Inc., Cl. A(e)	53,197	3,139,155
NVIDIA Corp.	59,956	12,036,167
Occidental Petroleum Corp.	42,734	2,438,829
Old Republic International Corp.	95,631	4,132,216
PepsiCo, Inc.	26,857	3,748,163
Phillips 66	34,446	7,291,529
Seagate Technology Holdings PLC	4,971	4,255,822
SLB Ltd.	199,311	9,883,833
Southwest Airlines Co.	79,087	3,556,542
Texas Instruments, Inc.	17,811	4,911,205
The Estee Lauder Companies, Inc., Cl. A	39,327	3,299,535
Thermo Fisher Scientific, Inc.	8,633	4,957,932
UnitedHealth Group, Inc.	13,486	5,588,598
Western Digital Corp.	8,484	4,622,423
		205,000,134
Total Equity Securities - Common Stocks (cost $251,200,399)		315,723,601
Exchange-Traded Funds — 9.3%
United States — 9.3%
Graniteshares Gold Trust(e),(f)	408,865	16,293,270
iShares Gold Trust(e),(f)	367,923	28,024,695

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Exchange-Traded Funds — 9.3% (continued)
United States — 9.3% (continued)
iShares Silver Trust(e),(f)	57,777	3,025,204
SPDR Gold Shares ETF(e),(f)	85,010	31,584,615
Total Exchange-Traded Funds (cost $77,258,477)		78,927,784

	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)
Foreign Governmental — 20.9%
Australia — 2.8%
Australia, Sr. Unscd. Bonds, Ser. 144	3.75	4/21/2037	AUD	17,370,000	10,984,027
New South Wales Treasury Corp., Govt. Gtd. Notes	5.25	2/24/2038	AUD	6,560,000	4,440,677
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	5.25	8/13/2038	AUD	6,586,000	4,419,396
Treasury Corp. of Victoria, Govt. Gtd. Notes	5.25	9/15/2038	AUD	6,240,000	4,187,746
					24,031,846
Brazil — .4%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	10.00	1/1/2031	BRL	21,000,000	3,593,280
Canada — 1.9%
Canada, Bonds	3.25	6/1/2036	CAD	11,700,000	8,071,360
Canada Housing Trust No 1, Govt. Gtd. Bonds(b)	3.60	12/15/2027	CAD	11,480,000	8,273,609
					16,344,969
Colombia — .7%
Colombia, Sr. Unscd. Bonds	5.00	9/19/2032	EUR	5,450,000	6,167,601
Japan — .6%
Japan, Bonds, Ser. 91	4.00	6/20/2056	JPY	801,200,000	5,047,628
Mexico — 3.8%
Mexican Bonos, Bonds, Ser. M	7.75	5/29/2031	MXN	564,010,000	31,653,647
New Zealand — 4.1%
New Zealand, Govt. Gtd. Bonds	2.25	5/15/2031	NZD	8,080,000	4,331,476
New Zealand, Unscd. Bonds, Ser. 433	3.50	4/14/2033	NZD	7,660,000	4,281,316
New Zealand, Unscd. Bonds, Ser. 538	4.75	5/15/2038	NZD	10,000,000	5,850,129
New Zealand, Unscd. Bonds, Ser. 541	1.75	5/15/2041	NZD	34,300,000	13,322,556
New Zealand, Unscd. Bonds, Ser. 554	5.00	5/15/2054	NZD	11,900,000	6,732,227
					34,517,704
Romania — 1.0%
Romania, Sr. Unscd. Notes	5.38	6/7/2033	EUR	7,470,000	8,595,555
South Africa — 2.6%
Republic of South Africa, Bonds, Ser. R213	7.00	2/28/2031	ZAR	374,600,000	21,750,381
United Kingdom — 3.0%
United Kingdom Gilt, Bonds	4.00	10/22/2031	GBP	9,600,000	12,562,307
United Kingdom Gilt, Bonds	4.13	1/29/2027	GBP	9,410,000	12,686,906
					25,249,213
Total Foreign Governmental (cost $171,157,104)					176,951,824
U.S. Treasury Securities — 2.0%
U.S. Treasury Floating Rate Notes, (3 Month USBMMY +0.099%)(d)	3.95	1/31/2028		8,290,000	8,299,485
U.S. Treasury Notes	3.63	5/31/2028		8,350,000	8,256,552
Total U.S. Treasury Securities (cost $16,626,943)					16,556,037

Description/Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)	Value ($)
Options Purchased — .2%
Call Options — .0%
U.S. Treasury 2 Year Note, Contracts 829	103.50	8/21/2026	171,603,000	12,953
Put Options — .2%
S&P 500 Index, Contracts 89	6,400	12/18/2026	56,960,000	577,788
S&P 500 Index, Contracts 89	6,400	11/20/2026	56,960,000	441,440
S&P 500 Index, Contracts 33	6,700	1/15/2027	22,110,000	361,350
				1,380,578
Total Options Purchased (cost $4,057,909)				1,393,531

Description	Annualized Yield (%)	Maturity Date		Principal Amount ($)(a)
Short-Term Investments — 4.3%
Brazil — 4.3%
Brazil Letras do Tesouro Nacional, Treasury Bills(g) (cost $32,603,337)	15.25	1/1/2030	BRL	292,344,000	36,675,424

	1-Day Yield (%)	Shares
Investment Companies — 5.8%
Closed-End Investment Companies — 4.2%
Greencoat UK Wind PLC		6,734,751	10,160,176
Riverstone Credit Opportunities Income PLC/The Fund		1,495,728	1,110,578
Sprott Physical Uranium Trust(e),(f)		412,976	7,561,591
The BioPharma Credit Fund PLC		10,523,997	10,202,999
The Renewables Infrastructure Group, Ltd.		6,017,309	6,187,286
			35,222,630
Registered Investment Companies — 1.6%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(h)	3.70	13,539,086	13,539,086
Total Investment Companies (cost $54,051,147)			48,761,716
Total Investments (cost $735,017,930)		94.9%	801,611,990
Cash and Receivables (Net)		5.1%	42,869,395
Net Assets		100.0%	844,481,385

ADR—American Depositary Receipt
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CPI—Consumer Price Index
EFFR—Effective Federal Funds Rate
ETF—Exchange-Traded Fund
EUR—Euro
GBP—British Pound
JPY—Japanese Yen
MXN—Mexican Peso
NZD—New Zealand Dollar
SPDR—Standard & Poor’s Depository Receipt
USBMMY—U.S. Treasury Bill Money Market Yield
USD—United States Dollar

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)
ZAR—South African Rand

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to $30,849,185 or 3.7% of net assets.

(c)	Security is a perpetual security with no specified maturity date. Maturity date shown is next reset date of the security.
(d)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(e)	Non-income producing security.
(f)	These securities are owned by the wholly-owned Subsidiary referenced in the accompanying notes.
(g)	Security is a discount security. Income is recognized through the accretion of discount.
(h)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
2 Year U.S. Treasury Note	542	9/30/2026	111,664,839	111,440,282	(224,557)
Canadian 10 Year Bond	82	9/18/2026	7,016,534(a)	6,947,933	(68,601)
E-mini S&P 500 Equal Weight	24	9/18/2026	4,173,349	4,191,600	18,251
Euro Stoxx 50 Index	146	9/18/2026	10,572,752(a)	10,729,576	156,824
FTSE 100 Index	121	9/18/2026	17,143,371(a)	17,718,398	575,027
STOXX Europe 600 Index	287	9/18/2026	10,582,966(a)	10,760,971	178,005
Topix Bank Index	23	9/10/2026	957,879(a)	1,054,121	96,242
Futures Short
10 Year U.S. Treasury Note	324	9/21/2026	35,397,379	34,992,000	405,379
Long Gilt	13	9/28/2026	1,513,159(a)	1,515,370	(2,211)
Gross Unrealized Appreciation					1,429,728
Gross Unrealized Depreciation					(295,369)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts	Exercise Price	Expiration Date	Notional Amount ($)	Value ($)
Put Options:
S&P 500 Index, Contracts 89	5,400	11/20/2026	48,060,000	(156,640)
S&P 500 Index, Contracts 89	5,400	12/18/2026	48,060,000	(230,955)
S&P 500 Index, Contracts 33	5,700	1/15/2027	18,810,000	(154,836)
Total Options Written (premiums received $1,487,868)				(542,431)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
Singapore Dollar	10,982,661	United States Dollar	8,605,752	9/8/2026	(17,930)
United States Dollar	38,505,150	New Zealand Dollar	65,480,494	9/8/2026	(112,193)
United States Dollar	21,436,820	South African Rand	351,168,340	9/8/2026	246,304

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets, Inc.
United States Dollar	22,806,626	Canadian Dollar	31,561,064	9/8/2026	254,601
RBS Securities, Inc.
United States Dollar	50,270,921	Mexican Peso	874,533,051	9/8/2026	(56,722)
United States Dollar	511,655	Euro	439,216	9/8/2026	4,385
United States Dollar	645,722	Euro	555,335	9/8/2026	4,341
United States Dollar	1,296,157	Euro	1,126,868	9/8/2026	(5,311)
British Pound	3,142,529	United States Dollar	4,187,222	9/8/2026	48,021
State Street Bank & Trust Company
United States Dollar	11,097,611	Australian Dollar	15,594,067	9/8/2026	133,003
Japanese Yen	2,496,176,368	Euro	13,486,794	9/8/2026	160,506
United States Dollar	6,728,744	Japanese Yen	1,068,292,459	9/8/2026	(6,235)
Euro	7,326,164	Japanese Yen	1,356,563,794	9/8/2026	(91,068)
Turkish Lira	298,868,611	United States Dollar	5,948,463	9/8/2026	139,621
United States Dollar	66,436,986	British Pound	49,440,940	9/8/2026	(195,459)
United States Dollar	73,348,219	Euro	62,819,350	9/8/2026	795,475
United States Dollar	11,685,499	Brazilian Real	60,338,073	9/8/2026	(102,712)
Colombian Peso	15,609,776,852	United States Dollar	4,290,994	9/8/2026	612,014
United States Dollar	8,500,595	Australian Dollar	12,066,413	9/8/2026	16,375
Japanese Yen	1,356,997,857	United States Dollar	8,544,014	9/8/2026	11,090
United States Dollar	8,435,410	Euro	7,325,368	9/8/2026	(24,969)
Indian Rupee	804,823,220	United States Dollar	8,443,825	9/8/2026	(36,781)
United States Dollar	8,555,566	Japanese Yen	1,373,659,465	9/8/2026	(104,579)
United States Dollar	11,323,046	British Pound	8,566,681	9/8/2026	(222,425)
United States Dollar	8,424,914	Euro	7,344,534	9/8/2026	(57,600)
New Zealand Dollar	14,745,682	United States Dollar	8,437,037	9/8/2026	259,279
United States Dollar	966,673	Japanese Yen	156,149,296	9/8/2026	(17,760)
United States Dollar	4,243,095	New Zealand Dollar	7,439,250	9/8/2026	(144,228)
United States Dollar	4,894,829	Japanese Yen	788,651,521	9/8/2026	(77,173)
British Pound	1,581,109	United States Dollar	2,110,535	9/8/2026	20,354
British Pound	4,013,051	United States Dollar	5,418,936	9/8/2026	(10,475)
Euro	3,777,696	United States Dollar	4,329,627	9/8/2026	33,395
New Zealand Dollar	308,069	United States Dollar	179,928	9/8/2026	1,757
Colombian Peso	13,919,835,428	United States Dollar	4,243,723	9/8/2026	128,477
United States Dollar	4,977,688	Japanese Yen	810,497,733	9/8/2026	(132,041)
United States Dollar	9,329,462	Colombian Peso	29,529,612,280	9/8/2026	54,255
Mexican Peso	163,293,149	United States Dollar	9,377,307	9/8/2026	19,890
UBS Securities LLC
Swiss Franc	216,540	Japanese Yen	43,904,631	9/8/2026	(7,802)

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC (continued)
United States Dollar	3,414,183	Australian Dollar	4,961,019	9/8/2026	(74,043)
United States Dollar	1,801,406	Euro	1,574,266	9/8/2026	(16,781)
Gross Unrealized Appreciation					2,943,143
Gross Unrealized Depreciation					(1,514,287)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - BXIINIM3 at Maturity(a)	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	11/23/2026	9,638,884	836,925
USD - BXIINIF3 at Maturity(a)	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	12/4/2026	9,998,842	1,846,224
USD - 1 Month GSVISK2S	USD Maturity Fixed at 0.00%	Goldman Sachs & Co. LLC	2/17/2027	36,954,233	1,229,413
USD - NIMARO at Maturity	USD 1 Month Fixed at 0.00%	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6/21/2027	29,552,465	(47,978)
Gross Unrealized Appreciation					3,912,562
Gross Unrealized Depreciation					(47,978)

GSVISK2S—GS Systematic Skew US Series 2S Excess Return Strategy
BXIINIM3—Barclays NIM3 Index
BXIINIF3—Barclays NIF3 Index
NIMARO—Newton Adaptive Risk Overlay Index
USD—United States Dollar

(a)
Underlying reference is the Index which is a basket of underlying securities listed within the Custom Basket Table. Payment to or from Counterparties is based on the underlying components of the Basket.

Custom Basket
Underlying	Effective Date	Termination Date	Volatility Strike (%)	Vega Notional	Index (%)
Barclays BXIINIM3 Index S&P 500 Variance Swap	7/27/2026	8/3/2026	16.67	3,994	100%
Barclays BXIINIF3 Index S&P 500 Variance Swap	7/31/2026	8/7/2026	13.61	301,840	100%
See notes to consolidated schedule of investments.

Consolidated Schedule of Investments
BNY Mellon Global Real Return Fund
July 31, 2026 (Unaudited)
The following is a summary of the inputs used as of July 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds and Notes	—	126,622,073	—	126,622,073
Equity Securities - Common Stocks	220,793,682	94,929,919††	—	315,723,601
Exchange-Traded Funds	78,927,784	—	—	78,927,784
Foreign Governmental	—	213,627,248	—	213,627,248
U.S. Treasury Securities	—	16,556,037	—	16,556,037
Investment Companies	21,100,677	27,661,039††	—	48,761,716
	320,822,143	479,396,316	—	800,218,459
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	—	2,943,143	—	2,943,143
Futures†††	1,429,728	—	—	1,429,728
Options Purchased	1,393,531	—	—	1,393,531
Swap Agreements†††	—	3,912,562	—	3,912,562
	2,823,259	6,855,705	—	9,678,964
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	—	(1,514,287)	—	(1,514,287)
Futures†††	(295,369)	—	—	(295,369)
Options Written	(542,431)	—	—	(542,431)
Swap Agreements†††	—	(47,978)	—	(47,978)
	(837,800)	(1,562,265)	—	(2,400,065)

†	See Consolidated Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
†††	Amount shown represents unrealized appreciation (depreciation) at period end.

The fund may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Investments in debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the “Service”). When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Company’s Board of Directors (the “Board”). Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates fair value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the Board, such as the Adviser, the amortized cost method would not represent fair value. These securities are generally categorized within Level 2 of the fair value hierarchy.

Equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Company’s Board of Directors (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Forward foreign currency exchange contracts (“forward contracts”) generally are valued using the forward rate obtained from a Service and are categorized within Level 2 of the fair value hierarchy. Futures contracts will be valued at the most recent settlement price and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2026 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2026 are set forth in the fund’s Consolidated Schedule of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities risk and interest rate risk or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right

(but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the underlying price of the instrument above the strike price, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased and written open at July 31, 2026 are set forth in the Consolidated Schedule of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2026 are set forth in the Consolidated Schedule of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The risk of non-payment is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at July 31, 2026 are set forth in the Consolidated Schedule of Investments.
At July 31, 2026, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $73,967,296, consisting of $100,742,316 gross unrealized appreciation and $26,775,020 gross unrealized depreciation.
At July 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.